UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03495

Deutsche DWS Money Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2019

Annual Report

to Shareholders

DWS Government Cash Reserves Fund Institutional

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

DWS Government Cash Reserves Fund Institutional
3	Portfolio Management Review
7	Portfolio Summary
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information

Government Cash Management Portfolio
22	Investment Portfolio
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights
31	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
39	Advisory Agreement Board Considerations and Fee Evaluation
44	Board Members and Officers
48	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors of the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Government Cash Reserves Fund Institutional

Portfolio Management Review	(Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit liquidity.dws.com/US/index.jsp for the Fund’s most recent month-end performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding. Yields fluctuate and are not guaranteed.

Investment Objective

The Fund seeks maximum current income to the extent consistent with stability of principal. The Fund is a feeder fund that invests substantially all of its assets in a “master portfolio,” the Government Cash Management Portfolio (the “Portfolio”), which invests directly in securities and other instruments. The Portfolio has the same investment objective and strategies as the Fund.

Over the past 12 months ended December 31, 2019, yields across the money market yield curve fluctuated based on the still-expanding U.S. economy and evolving U.S. Federal Reserve (the Fed) statements and actions. In January 2019, the Fed pivoted dramatically, changing from a hawkish to a dovish monetary policy stance. The Fed not only walked backed its prior projections of federal funds rate increases, but also lowered its U.S. economic growth estimates. In June, a breakdown in the trade negotiations between the United States and China and some signs of a slight U.S. economic slowdown (amid an abruptly decelerating global economy) disrupted financial markets and sent interest rates significantly lower. Though the Federal Open Market Committee (FOMC) did not cut interest rates at its June meeting, the Fed implied that it would now be more “data dependent” in determining its rate policy. Driven by economic uncertainty resulting from the trade war, the FOMC reduced short-term rates to 2.0%–2.25% at its July 2019 meeting. On the following day, the U.S. administration rattled equity markets and again sent fixed-income yields significantly lower by threatening to impose tariffs on the remaining $300 billion in Chinese imports not yet subject to tariffs. As a way of managing the attendant risks to the U.S. economy, the Fed cut short-term rates at the September and October FOMC meetings. Also in September, the money markets suddenly experienced a sharp spike in overnight

DWS Government Cash Reserves Fund Institutional	|	3

repurchase agreement (overnight repo) rates caused by a supply/demand imbalance and regulatory constraints within the repo market. The Fed was forced to step in immediately and inject a large amount of liquidity in order to ensure an orderly repo market through year end 2019. The Fed’s efforts — performed through open market operations and a Treasury bill purchase program — were successful, but they also pushed Treasury bill rates to artificially low levels. During the remainder of the fourth quarter, many nagging concerns for financial market participants such as U.S./China trade tensions, Brexit uncertainty and global economic weakness receded, and most markets ended the year very strongly. The Fed shifted back from a policy of economic risk management to a more data dependent, “wait and see” stance as U.S. third quarter GDP came in higher than anticipated at 2.1%.

Positive Contributors to Fund Performance

We were able to maintain what we believe to be a competitive yield for the Fund during the annual period ended December 31, 2019. During the first half of the year, the Fund held a large percentage of portfolio assets in agency and Treasury floating-rate securities to take advantage of incremental rises in LIBOR and Treasury bill rates. At the same time, the Fund invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from three- to six-month agency and Treasury securities. During the second half of 2019, when the Fed was engaged in lowering short-term rates, we slightly extended duration at times and purchased longer-term fixed-rate instruments to capture additional yield.

Negative Contributors to Fund Performance

The securities that the Fund invested in had shorter maturities with generally lower yields, rather than longer maturities with generally higher yields, which carry more interest rate risk. In the end this cost the Fund some yield, but we believe that this represented a prudent approach to preserving principal.

4	|	DWS Government Cash Reserves Fund Institutional

Fund Performance (as of December 31, 2019)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

7-Day Current Yield
December 31, 2019	1.43%*

*	The 7-Day Current Yield would have been 1.36% had certain expenses not been reduced.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please visit our Web site at liquidity.dws.com/US/index.jsp for the product’s most recent month-end performance.

Outlook and Positioning

With presidential primaries and the U.S. general election due this year, we believe that the Fed will remain “on hold” for much of 2020 if not the entire year, and in our view will not act unless there is an unforeseen catalyst or crisis that would force a change in the federal funds rate. With the economy and markets in favorable shape at year end, the money market yield curve has become relatively flat, meaning that there is less incentive to purchase longer money market instruments that currently do not offer significantly higher yields.

We continue our insistence on what we believe to be the highest credit quality within the Fund. We also plan to maintain our conservative investment strategies and standards under the current market conditions. We continue to apply what we believe to be a careful approach to investing on behalf of the Fund and to seek competitive yield for our shareholders.

DWS Government Cash Reserves Fund Institutional	|	5

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The federal funds rate is the interest rate a borrowing bank pays to a lending bank, with the rate determined by members of the Federal Open Market Committee (FOMC) at their regular meetings. The federal funds rate sets the standard for short-term U.S. interest rates.

A repurchase agreement, or “overnight repo,” is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term “parking place” for large sums of money.

Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate securities are senior to equity and fixed- income securities, there is no guaranteed return of principal in case of default. Floating- rate issues often have less interest-rate risk than other fixed-income investments.

Floating-rate securities are most often secured assets, generally senior to a company’s secured debt, and can be transferred to debt holders, resulting in potential downside risk.

Duration is a measure of price volatility for fixed-income instruments. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels.

Credit quality is the ability of an issuer of fixed-income/money market securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.

6	|	DWS Government Cash Reserves Fund Institutional

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/19	12/31/18
Government & Agency Obligations	78%	73%
Repurchase Agreements	22%	27%
Variable Rate Demand Notes	0%	—
Time Deposits	—	0%
	100%	100%

Weighted Average Maturity	12/31/19	12/31/18
DWS Government Cash Reserves Fund Institutional	21 days	26 days
iMoneyNet Money Fund Average™ — Gov’t & Agency Institutional*	32 days	30 days

*

The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Institutional — Category includes the most broadly based of the government institutional funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

DWS Government Cash Reserves Fund Institutional (the “Fund”) is a feeder fund that invests substantially all of its assets in a “master portfolio,” the Government Cash Management Portfolio (the “Portfolio”), and owns a pro rata interest in the Portfolio’s net assets. The Asset Allocation and Weighted Average Maturity at December 31, 2019 are based on the holdings of Government Cash Management Portfolio.

For more complete details about the Portfolio’s holdings, see page 22. A quarterly Fact Sheet is available on liquidity.dws.com/US/products/fund_facts_prospectus_l2.jsp or upon request. Please see the Account Management Resources section on page 48 for contact information.

DWS Government Cash Reserves Fund Institutional	|	7

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investment in Government Cash Management Portfolio, at value	$366,616,687
Other assets	5,620
Total assets	366,622,307

Liabilities
Distributions payable	182,644
Accrued Trustees’ fees	1,551
Other accrued expenses and payables	98,631
Total liabilities	282,826
Net assets, at value	$366,339,481

Net Assets Consist of
Distributable earnings (loss)	27,891
Paid-in capital	366,311,590
Net assets, at value	$366,339,481

Net Asset Value

Net Asset Value, offering and redemption price per share ($366,339,481 ÷ 366,624,544 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

8	|	DWS Government Cash Reserves Fund Institutional

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income and expenses allocated from Government Cash Management Portfolio:

Interest	$10,850,666
Expenses*	(343,735)
Net investment income allocated from Government Cash Management Portfolio	10,506,931
Expenses:

Administration fee	486,896
Services to shareholders	45,974
Service fees	88,061
Professional fees	45,763
Reports to shareholders	11,748
Registration fees	24,840
Trustees’ fees and expenses	5,509
Other	22,504
Total expenses before expense reductions	731,295
Expense reductions	(54,675)
Total expenses after expense reductions	676,620
Net investment income	9,830,311
Net realized gain (loss) allocated from Government Cash Management Portfolio	(3,987)
Net increase (decrease) in net assets resulting from operations	$9,826,324

*	Net of $336,648 Advisor reimbursement allocated from Government Cash Management Portfolio for the year ended December 31, 2019.

The accompanying notes are an integral part of the financial statements.

DWS Government Cash Reserves Fund Institutional	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income	$9,830,311	$8,865,662
Net realized gain (loss)	(3,987)	(826)
Net increase (decrease) in net assets resulting from operations	9,826,324	8,864,836

Distributions to shareholders	(9,830,116)	(8,865,833)
Fund share transactions:

Proceeds from shares sold	3,321,590,720	5,924,237,789
Reinvestment of distributions	5,536,618	4,754,863
Payments for shares redeemed	(3,376,318,987)	(6,014,370,324)
Net increase (decrease) in net assets from Fund share transactions	(49,191,649)	(85,377,672)
Increase (decrease) in net assets	(49,195,441)	(85,378,669)
Net assets at beginning of period	415,534,922	500,913,591

Net assets at end of period	$366,339,481	$415,534,922

Other Information
Shares outstanding at beginning of period	415,816,193	501,193,865
Shares sold	3,321,590,720	5,924,237,789
Shares issued to shareholders in reinvestment of distributions	5,536,618	4,754,863
Shares redeemed	(3,376,318,987)	(6,014,370,324)
Net increase (decrease) in Fund shares	(49,191,649)	(85,377,672)

Shares outstanding at end of period	366,624,544	415,816,193

The accompanying notes are an integral part of the financial statements.

10	|	DWS Government Cash Reserves Fund Institutional

Financial Highlights

	Years Ended December 31,
	2019		2018		2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:

Net investment income	.020		.017		.007		.002		.000	*
Net realized gain (loss)	(.000	)*	(.000	)*	.000	*	.000	*	.000	*
Total from investment operations	.020		.017		.007		.002		.000	*
Less distributions from:

Net investment income	(.020)		(.017)		(.007)		(.002)		(.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)[a]	2.03		1.67		.71		.22		.04

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	366		416		501		600		1,927
Ratio of expenses before expense reductions, including expenses allocated from Government Cash Management Portfolio (%)	.29		.28		.28		.28		.28
Ratio of expenses after expense reductions, including expenses allocated from Government Cash Management Portfolio (%)	.21		.21		.21		.21		.21
Ratio of net investment income (%)	2.02		1.65		.68		.22		.04

[a]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

DWS Government Cash Reserves Fund Institutional	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Government Cash Reserves Fund Institutional (the “Fund”) is a diversified series of Deutsche DWS Money Market Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a feeder fund that seeks to achieve its investment objective by investing substantially all of its investable assets in a master portfolio, the Government Cash Management Portfolio (the “Portfolio”), an open-end management investment company registered under the 1940 Act and organized as a New York trust advised by DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. At December 31, 2019, the Fund owned approximately 2% of the Portfolio.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are

12	|	DWS Government Cash Reserves Fund Institutional

applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $4,800, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($4,400) and long-term losses ($400).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019, and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$32,703
Capital loss carryforwards	$(4,800)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$9,830,116	$8,865,833

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives an allocation of the Portfolio’s net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

DWS Government Cash Reserves Fund Institutional	|	13

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor serves as the investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure listed above in Note A.

Pursuant to the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees (“Board”) determines it is in the best interest of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor a management fee, which amount would be approved by the Board.

For the period from January 1, 2019 through September 30, 2020, DIMA has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.21% of the Fund’s average daily net assets.

For the year ended December 31, 2019, fees waived and/or expenses reimbursed are $54,675.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $486,896, of which $39,662 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DSC aggregated $41,729, of which $4,528 is unpaid.

14	|	DWS Government Cash Reserves Fund Institutional

Shareholder Servicing Fee. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, provides information and administrative services for a fee (“Service Fee”) to shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2019, the Service Fee was as follows:

	Total Aggregated	Unpaid at December 31, 2019	Annual Rate
DWS Government Cash Reserves Fund Institutional	$88,061	$19,204	.02%

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $13,873, of which $6,507 unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2019, there were four shareholder accounts that held approximately 33%, 26%, 14% and 10% of the outstanding shares of the Fund, respectively.

D. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting

DWS Government Cash Reserves Fund Institutional	|	15

principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Fund’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

16	|	DWS Government Cash Reserves Fund Institutional

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Money Market Trust and Shareholders of DWS Government Cash Reserves Fund Institutional:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Government Cash Reserves Fund Institutional (the “Fund”) (one of the funds constituting Deutsche DWS Money Market Trust) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Money Market Trust) at December 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2018, and the financial highlights for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

DWS Government Cash Reserves Fund Institutional	|	17

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 26, 2020

18	|	DWS Government Cash Reserves Fund Institutional

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

DWS Government Cash Reserves Fund Institutional	|	19

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019 (Unaudited)

Actual Fund Return*
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,009.10
Expenses Paid per $1,000**	$1.06

Hypothetical 5% Fund Return
Beginning Account Value 7/1/19	$1,000.00
Ending Account Value 12/31/19	$1,024.15
Expenses Paid per $1,000**	$1.07

*	Expenses include amounts allocated proportionally from the Portfolio.

**

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio
DWS Government Cash Reserves Fund Institutional	.21%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

A total of 64.56% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

20	|	DWS Government Cash Reserves Fund Institutional

(The following financial statements of the Government Cash Management Portfolio should be read in conjunction with the Fund’s financial statements.)

Government Cash Management Portfolio	|	21

Investment Portfolio	as of December 31, 2019

	Principal Amount ($)	Value ($)
Government & Agency Obligations 78.9%
U.S. Government Sponsored Agencies 49.0%

Federal Farm Credit Bank:

SOFR plus 0.030%, 1.57% *, 2/6/2020	40,000,000	40,000,000

SOFR plus 0.075%, 1.615% *, 7/9/2021	68,000,000	68,000,000

SOFR plus 0.100%, 1.64% *, 5/7/2021	25,000,000	25,000,000

1-month LIBOR minus 0.050%, 1.644% *, 2/4/2020	208,500,000	208,500,000

1-month LIBOR minus 0.050%, 1.66% *, 1/8/2020	1,081,000	1,081,000

1-month LIBOR minus 0.050%, 1.663% *, 7/6/2020	50,000,000	50,000,000

1-month LIBOR minus 0.040%, 1.669% *, 5/1/2020	25,294,000	25,293,726

1-month LIBOR minus 0.035%, 1.73% *, 8/20/2020	240,000,000	239,999,576

1-month LIBOR minus 0.060%, 1.732% *, 3/25/2020	510,000	509,955

1-month LIBOR minus 0.030%, 1.735% *, 3/20/2020	15,000,000	14,999,377

1-month LIBOR plus 0.005%, 1.741% *, 1/12/2021	100,000,000	99,992,481

1-month LIBOR minus 0.050%, 1.742% *, 2/25/2020	83,000,000	82,999,437

1-month LIBOR plus 0.010%, 1.774% *, 8/19/2020	15,000,000	15,001,029

1-month LIBOR minus 0.025%, 1.78% *, 5/29/2020	56,500,000	56,498,850

1-month LIBOR plus 0.050%, 1.835% *, 2/21/2020	795,000	795,086

Federal Home Loan Bank:

SOFR plus 0.005%, 1.545% *, 1/17/2020	137,500,000	137,500,000

SOFR plus 0.020%, 1.56% *, 5/14/2020	60,000,000	60,000,000

SOFR plus 0.025%, 1.565% *, 4/22/2020	91,000,000	91,000,000

SOFR plus 0.030%, 1.57% *, 7/17/2020	70,000,000	70,000,000

SOFR plus 0.030%, 1.57% *, 11/6/2020	81,500,000	81,500,000

SOFR plus 0.035%, 1.575% *, 2/21/2020	100,000,000	100,000,000

SOFR plus 0.035%, 1.575% *, 5/8/2020	232,000,000	232,000,000

SOFR plus 0.035%, 1.575% *, 6/19/2020	123,750,000	123,750,000

SOFR plus 0.040%, 1.58% *, 2/9/2021	50,000,000	50,000,000

SOFR plus 0.050%, 1.59% *, 1/17/2020	20,000,000	20,000,000

SOFR plus 0.050%, 1.59% *, 1/22/2021	38,000,000	38,000,000

SOFR plus 0.050%, 1.59% *, 1/28/2021	42,000,000	42,000,000

1.591%**, 2/19/2020	45,000,000	44,903,899

1.592%**, 4/9/2020	100,000,000	99,568,250

1.593%**, 2/21/2020	100,000,000	99,777,442

1.602%**, 3/10/2020	88,000,000	87,733,507

1.602%**, 3/12/2020	100,000,000	99,688,389

SOFR plus 0.065%, 1.605% *, 2/26/2021	150,000,000	150,000,000

1.607%**, 3/20/2020	100,000,000	99,633,028

1.612%**, 2/4/2020	100,000,000	99,849,833

SOFR plus 0.075%, 1.615% *, 6/11/2021	106,000,000	106,000,000

1.618%**, 2/26/2020	165,000,000	164,590,360

1.622%**, 4/29/2020	1,000,000	994,711

1.632%**, 4/17/2020	5,975,000	5,946,408

The accompanying notes are an integral part of the financial statements.

22	|	Government Cash Management Portfolio

	Principal Amount ($)	Value ($)

SOFR plus 0.105%, 1.645% *, 10/1/2020	65,000,000	65,000,000

1.663%**, 1/31/2020	80,000,000	79,890,667

1.678%**, 1/21/2020	58,500,000	58,446,212

1-month LIBOR minus 0.010%, 1.681% *, 9/1/2020	75,000,000	75,000,000

1-month LIBOR minus 0.055%, 1.685% *, 1/14/2020	162,500,000	162,500,000

3-month LIBOR minus 0.195%, 1.714% *, 2/14/2020	255,000,000	255,000,000

1-month LIBOR minus 0.020%, 1.716% *, 5/12/2020	125,000,000	125,000,000

1-month LIBOR minus 0.025%, 1.74% *, 4/20/2020	68,000,000	68,000,000

3-month LIBOR minus 0.200%, 1.801% *, 1/16/2020	225,000,000	225,000,000

3-month LIBOR minus 0.200%, 1.81% *, 1/10/2020	140,000,000	140,000,000

1.813%**, 4/1/2020	80,000,000	79,638,427

3-month LIBOR minus 0.135%, 1.851% *, 4/13/2020	100,000,000	100,000,000

1.911%**, 3/13/2020	85,000,000	84,679,550

1.911%**, 3/20/2020	75,000,000	74,693,687

1.916%**, 3/20/2020	290,000,000	288,812,450

Federal Home Loan Mortgage Corp.:

SOFR plus 0.000%, 1.54% *, 2/12/2020	400,000,000	400,000,000

SOFR plus 0.005%, 1.545% *, 5/13/2020	200,000,000	200,000,000

SOFR plus 0.010%, 1.55% *, 2/21/2020	150,000,000	150,000,000

SOFR plus 0.010%, 1.55% *, 7/22/2020	37,500,000	37,500,000

SOFR plus 0.020%, 1.56% *, 2/28/2020	135,000,000	135,000,000

SOFR plus 0.020%, 1.56% *, 6/5/2020	250,000,000	250,000,000

SOFR plus 0.020%, 1.56% *, 7/8/2020	250,000,000	250,000,000

SOFR plus 0.020%, 1.56% *, 7/10/2020	100,000,000	100,000,000

SOFR plus 0.030%, 1.57% *, 5/8/2020	75,000,000	75,000,000

SOFR plus 0.030%, 1.57% *, 6/2/2020	153,500,000	153,500,000

SOFR plus 0.030%, 1.57% *, 6/4/2020	250,000,000	250,000,000

SOFR plus 0.030%, 1.57% *, 8/21/2020	130,000,000	130,000,000

SOFR plus 0.030%, 1.57% *, 1/22/2021	160,000,000	160,000,000

1.572%**, 3/19/2020	300,000,000	298,992,480

1.572%**, 3/27/2020	100,000,000	99,629,722

SOFR plus 0.040%, 1.58% *, 9/10/2020	654,000,000	654,000,000

1.592%**, 4/17/2020	50,000,000	49,751,635

1.592%**, 4/17/2020	345,000,000	343,405,142

1.653%**, 3/19/2020	449,000	447,435

1.668%**, 1/9/2020	4,145,000	4,143,485

1.713%**, 2/20/2020	333,500,000	332,717,201

Federal National Mortgage Association:

SOFR plus 0.040%, 1.58% *, 1/29/2021	80,000,000	80,000,000

SOFR plus 0.060%, 1.6% *, 7/30/2020	75,000,000	75,000,000

SOFR plus 0.075%, 1.615% *, 10/30/2020	83,000,000	83,000,000

SOFR plus 0.100%, 1.64% *, 4/30/2020	32,750,000	32,750,000

SOFR plus 0.160%, 1.7% *, 1/30/2020	2,810,000	2,810,308

2.875%, 10/30/2020	685,000	691,880

		9,263,106,625

The accompanying notes are an integral part of the financial statements.

Government Cash Management Portfolio	|	23

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 29.9%

U.S. Treasury Bills:

1.201%**, 1/2/2020	4,010,000	4,010,000

1.658%**, 1/30/2020	200,000,000	199,745,667

1.658%**, 1/30/2020	200,000,000	199,723,637

1.659%**, 1/30/2020	85,000,000	84,891,842

1.673%**, 1/9/2020	150,000,000	149,951,875

1.678%**, 1/9/2020	90,000,000	89,960,025

1.694%**, 4/9/2020	150,000,000	149,317,675

1.695%**, 4/9/2020	150,000,000	149,317,267

1.695%**, 4/9/2020	75,000,000	74,658,633

1.713%**, 4/9/2020	80,000,000	79,610,787

1.81%**, 4/2/2020	195,000,000	194,100,798

1.811%**, 4/2/2020	195,000,000	194,119,404

1.866%**, 1/2/2020	390,000,000	389,979,803

1.878%**, 3/26/2020	320,000,000	318,616,987

1.886%**, 3/26/2020	300,000,000	298,666,036

U.S. Treasury Floating Rate Notes:

3-month U.S. Treasury Bill Money Market Yield, 1.526%*, 1/31/2020	701,000,000	700,932,926

3-month U.S. Treasury Bill Money Market Yield plus 0.033%, 1.559% *, 4/30/2020	1,007,500,000	1,007,246,541

3-month U.S. Treasury Bill Money Market Yield plus 0.043%, 1.569% *, 7/31/2020	341,750,000	341,681,254

3-month U.S. Treasury Bill Money Market Yield plus 0.045%, 1.571% *, 10/31/2020	1,010,500,000	1,009,923,842

		5,636,454,999

Total Government & Agency Obligations (Cost $14,899,561,624)		14,899,561,624

Variable Rate Demand Notes 0.0%

New York, NY, General Obligation, Series I, 1.68% ***, 3/1/2044, LOC: Citibank NA (Cost $850,000)	850,000	850,000

Repurchase Agreements 21.8%

Barclays Bank PLC, 1.5%, dated 12/31/2019, to be repurchased at $750,062,500 on 1/2/2020 (a)	750,000,000	750,000,000

Barclays Bank PLC, 1.55%, dated 12/31/2019, to be repurchased at $1,051,790,563 on 1/2/2020 (b)	1,051,700,000	1,051,700,000

Citigroup Global Markets, Inc., 1.55%, dated 12/31/2019, to be repurchased at $15,801,361 on 1/2/2020 (c)	15,800,000	15,800,000

Fixed Income Clearing Corp., 1.55%, dated 12/31/2019, to be repurchased at $1,500,129,167 on 1/2/2020 (d)	1,500,000,000	1,500,000,000

HSBC Securities, Inc., 1.55%, dated 12/31/2019, to be repurchased at $88,607,629 on 1/2/2020 (e)	88,600,000	88,600,000

The accompanying notes are an integral part of the financial statements.

24	|	Government Cash Management Portfolio

	Principal Amount ($)	Value ($)

JPMorgan Securities, Inc., 1.55%, dated 12/31/2019, to be repurchased at $50,004,306 on 1/2/2020 (f)	50,000,000	50,000,000

Wells Fargo Bank, 1.55%, dated 12/31/2019, to be repurchased at $356,130,664 on 1/2/2020 (g)	356,100,000	356,100,000

Wells Fargo Bank, 1.57%, dated 12/31/2019, to be repurchased at $317,027,649 on 1/2/2020 (h)	317,000,000	317,000,000

Total Repurchase Agreements (Cost $4,129,200,000)		4,129,200,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $19,029,611,624)	100.7	19,029,611,624
Other Assets and Liabilities, Net	(0.7)	(138,742,216)

Net Assets	100.0	18,890,869,408

*	Floating rate security. These securities are shown at their current rate as of December 31, 2019.

**	Annualized yield at time of purchase; not a coupon rate.

***

Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of December 31, 2019. Date shown reflects the earlier of demand date or stated maturity date.

(a)	Collateralized by $771,000,000 U.S. Treasury Bonds, with a coupon rate of 1.625%, with various maturity dates of 5/15/2026–9/30/2026 with a value of $765,000,065.

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
332,000,000	U.S. Treasury Bonds	2.5–3.0	11/15/2045–5/15/2046	363,009,194
709,000,000	U.S. Treasury Notes	1.5–1.625	12/31/2021–9/15/2022	709,724,860
Total Collateral Value				1,072,734,054

(c)	Collateralized by $14,191,200 U.S. Treasury Bonds, with the various coupon rates from 2.75–3.0%, with various maturity dates of 2/15/2047–2/15/2048 with a value of $16,207,271.

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
437,000,000	U.S. Treasury Bonds	3.125–4.375	2/15/2038–2/15/2042	547,340,386
968,470,000	U.S. Treasury Notes	1.625–2.375	7/31/2026–5/15/2029	982,662,874
Total Collateral Value				1,530,003,260

The accompanying notes are an integral part of the financial statements.

Government Cash Management Portfolio	|	25

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
106,255,498	U.S. Treasury Bonds	Zero Coupon	11/15/2023–11/15/2035	88,923,104
1,346,400	U.S. Treasury Note	2.75	2/15/2028	1,448,902
Total Collateral Value				90,372,006

(f)	Collateralized by $49,787,000 U.S. Treasury Notes, with the various coupon rates from 1.375–2.25%, with various maturity dates of 6/30/2023–10/31/2041 with a value of $51,000,049.

(g)	Collateralized by $361,446,201 U.S. Treasury Notes, with the various coupon rates from 1.25–2.0%, with various maturity dates of 1/31/2020–6/30/2026 with a value of $363,222,017.

(h)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
17,608	Federal Home Loan Mortgage Corp.	4.0	2/1/2049	18,431
315,240,467	Federal National Mortgage Association	2.0–5.0	1/1/2029–1/11/2049	323,321,569
Total Collateral Value				323,340,000

LIBOR: London Interbank Offered Rate

SOFR: Secured Overnight Financing Rate

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Portfolio’s investments. For information on the Portfolio’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Government & Agency Obligations (i)	$—	$14,899,561,624	$—	$14,899,561,624
Variable Rate Demand Notes	—	850,000	—	850,000
Repurchase Agreements	—	4,129,200,000	—	4,129,200,000
Total	$—	$19,029,611,624	$—	$19,029,611,624

(i)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

26	|	Government Cash Management Portfolio

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, valued at amortized cost	$14,900,411,624
Repurchase agreements, valued at amortized cost	4,129,200,000
Interest receivable	22,095,027
Other assets	639,926
Total assets	19,052,346,577

Liabilities
Cash overdraft	159,660,888
Accrued investment advisory fee	953,189
Accrued Trustees’ fees	187,380
Other accrued expenses and payables	675,712
Total liabilities	161,477,169
Net assets, at value	$18,890,869,408

The accompanying notes are an integral part of the financial statements.

Government Cash Management Portfolio	|	27

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:

Interest	$391,561,788
Expenses:

Management fee	17,485,992
Administration fee	5,341,164
Custodian fee	168,497
Professional fees	319,605
Reports to shareholders	40,276
Trustees’ fees and expenses	746,385
Other	677,762
Total expenses before expense reductions	24,779,681
Expense reductions	(12,074,227)
Total expenses after expense reductions	12,705,454
Net investment income	378,856,334
Net realized gain (loss) from investments	(115,473)
Net increase (decrease) in net assets resulting from operations	$378,740,861

The accompanying notes are an integral part of the financial statements.

28	|	Government Cash Management Portfolio

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$378,856,334	$317,142,521
Net realized gain (loss)	(115,473)	(59,287)
Net increase (decrease) in net assets resulting from operations	378,740,861	317,083,234
Capital transactions in shares of beneficial interest:

Proceeds from capital invested	70,171,749,351	67,371,988,036
Value of capital withdrawn	(67,380,088,034)	(69,141,070,041)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	2,791,661,317	(1,769,082,005)
Increase (decrease) in net assets	3,170,402,178	(1,451,998,771)
Net assets at beginning of period	15,720,467,230	17,172,466,001

Net assets at end of period	$18,890,869,408	$15,720,467,230

The accompanying notes are an integral part of the financial statements.

Government Cash Management Portfolio	|	29

Financial Highlights

	Years Ended December 31,
	2019	2018	2017	2016	2015

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18,891	15,720	17,172	11,975	18,021
Ratio of expenses before expense reductions (%)	.14	.14	.14	.16	.17
Ratio of expenses after expense reductions (%)	.07	.10	.11	.11	.14
Ratio of net investment income (%)	2.13	1.76	.83	.32	.11
Total Return (%)[a,b]	2.17	1.78	.81	.32	.11

[a]	Total return would have been lower had certain expenses not been reduced.

[b]	Total return for the Portfolio was derived from the performance of DWS Government Cash Reserves Fund Institutional.

The accompanying notes are an integral part of the financial statements.

30	|	Government Cash Management Portfolio

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Government Cash Management Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a New York trust.

The Portfolio is a master fund. A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds and unaffiliated feeder funds; with a significant ownership percentage of the Portfolio’s net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2019, DWS Government Cash Management Fund, DWS Government Cash Reserves Fund Institutional and DWS Government Money Market Series owned approximately 1%, 2% and 96% respectively, of the Portfolio.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially

Government Cash Management Portfolio	|	31

valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Portfolio, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated subcustodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

As of December 31, 2019, the Portfolio held repurchase agreements with a gross value of $4,129,200,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Portfolio’s Investment Portfolio.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

At December 31, 2019, Government Cash Management Portfolio had an aggregate cost of investments for federal income tax purposes of $19,029,611,624.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Portfolio’s financial statements. The Portfolio’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

32	|	Government Cash Management Portfolio

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement, the Portfolio pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Portfolio’s average daily net assets	.1200%
Next $4.5 billion of such net assets	.1025%
Over $7.5 billion of such net assets	.0900%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Portfolio’s average daily net assets.

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.18% of the Portfolio’s average daily net assets.

For the period from January 1, 2019 through January 10, 2019, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain

Government Cash Management Portfolio	|	33

operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.08% of the Portfolio’s average daily net assets.

For the period from January 11, 2019 through July 30, 2019, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.06% of the Portfolio’s average daily net assets.

For the period from July 31, 2019 through August 7, 2019, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.07% of the Portfolio’s average daily net assets.

For the period from August 8, 2019 through October 30, 2019, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.08% of the Portfolio’s average daily net assets.

Effective October 31, 2019 through December 31, 2019, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.09% of the Portfolio’s average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2019, fees waived and/or expenses reimbursed are $12,074,227.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee (“Administration Fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $5,341,164, of which $489,776 is unpaid.

Filing Service Fees. Under an agreement with the Portfolio, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2019, the amount charged to the Portfolio by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,014, of which $623 is unpaid.

34	|	Government Cash Management Portfolio

Trustees’ Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended December 31, 2019, the Portfolio engaged in securities purchases of $850,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

C. Line of Credit

The Portfolio and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2019.

D. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Portfolio. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Portfolio’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Portfolio’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Government Cash Management Portfolio	|	35

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Portfolio’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Portfolio’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 15, 2019, neither the Portfolio, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolio’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

36	|	Government Cash Management Portfolio

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Holders of Beneficial Interest in Government Cash Management Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Cash Management Portfolio (the “Fund”), including the investment portfolio, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2018, and the financial highlights for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s

Government Cash Management Portfolio	|	37

internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 26, 2020

38	|	Government Cash Management Portfolio

Advisory Agreement Board Considerations and Fee Evaluation

DWS Government Cash Reserves Fund Institutional (the “Fund”), a series of Deutsche DWS Money Market Trust, invests substantially all of its assets in Government Cash Management Portfolio (the “Portfolio”) in order to achieve its investment objective. The Portfolio’s Board of Trustees approved the renewal of the Portfolio’s investment management agreement (the “Portfolio Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and the Fund’s Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund’s investment management agreement with DIMA (the “Fund Agreement” and together with the Portfolio Agreement, the “Agreements”) in September 2019. The Portfolio’s Board of Trustees and the Fund’s Board of Trustees are collectively referred to as the “Board” or “Trustees.”

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Portfolio’s and the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability from a fee consultant retained by the Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Portfolio’s and the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

DWS Government Cash Reserves Fund Institutional	|	39

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA provides portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Portfolio’s and the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into

40	|	DWS Government Cash Reserves Fund Institutional

place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2018, the Fund’s gross performance (Institutional Class shares) was in the 3rd quartile and equal to the median, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio’s and the Fund’s investment management fee schedules, the Fund’s operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DIMA under the respective administrative services agreements, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio’s management fee, the Fund does not charge an additional investment management fee. Based on Broadridge data provided as of December 31, 2018, the Board noted that the Fund’s total operating expenses, which include Portfolio expenses allocated to the Fund, were higher than the median of the applicable Broadridge expense universe (less any applicable 12b-1 fees) for Institutional Class shares (3rd quartile). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA prior to December 31, 2017 to ensure the Fund maintained a positive yield. The Board considered the management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Portfolio and the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Portfolio and the Fund.

DWS Government Cash Reserves Fund Institutional	|	41

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. The Board noted that the Portfolio’s and the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio’s and the Fund’s fee schedule represents an appropriate sharing between the Portfolio and the Fund and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among

42	|	DWS Government Cash Reserves Fund Institutional

DIMA products and services. The Board considered these benefits in reaching its conclusion that the Portfolio’s and the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Government Cash Reserves Fund Institutional	|	43

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—

44	|	DWS Government Cash Reserves Fund Institutional

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

DWS Government Cash Reserves Fund Institutional	|	45

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)

46	|	DWS Government Cash Reserves Fund Institutional

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Government Cash Reserves Fund Institutional	|	47

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DWS funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

liquidity.dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	DWS PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s

Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing was filed with the SEC on Form N-Q. Effective from and after the Fund’s third fiscal quarter-end of 2019, Form N-Q is rescinded and will not be filed with the SEC. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

48	|	DWS Government Cash Reserves Fund Institutional

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Nasdaq Symbol	BIRXX
CUSIP Number	25160K 405
Fund Number	500

DWS Government Cash Reserves Fund Institutional	|	49

Notes

Notes

Notes

Notes

Notes

Notes

DGCRF-2

(R-025790-9 2/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS government cash reserves fund institutional

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$23,267	$0	$9,771	$0
2018	$23,616	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended December 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended December 31, 2018.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended December 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended December 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended December 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$9,771	$740,482	$0	$750,253
2018	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended December 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.f

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Government Cash Reserve Fund Institutional, a series of Deutsche DWS Money Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/28/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/28/2020